UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. MORGAN STANLEY VARIABLE INVESTMENT SERIES
(Name of Registrant as Specified In Its Charter)

(none)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Morgan Stanley Call Flow – Voting Campaigns line regarding your investment in No / SH Declines to Vote Would you like to vote along with the SH Declines to Vote on is given If yes If no Revised 10/31/16 o confirming SH) My name is < First Name, Last < Use Alternate Scripting if appropriate > Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote FOR. Would you like to vote along with the recommendations of the Board? If yes If yes / If vote direction is givenIf If Households for same SH: I see you have investments with Morgan Stanley. Would you like to vote the same way on those investments? < Use Appropriate Rebuttal followed by> recommendations of the Board? Vote directi after rebuttals Thank you. I am recording a < For / Against / Abstain > vote on your Morgan Stanley investment(s) and will send a printed confirmation <for each> to < Registration Street address >. For confirmation purposes, may I have your city, state and zip code? < note: if SH declines, we can accept vote with correct zip or city > If Households for additional SHs: Thank you. I see that < Other SH Name > also holds this investment. May I speak to them? Thank you for your time and your vote. Have a great < day / evening >. < If appropriate > We can be reached at 866-456-7801 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday. Thank you for your time. Have a great < day / evening >. needs more info We are just following up on some materials that were mailed to them. Is < SH Full Name > available? Note: Look for other shareholders / JT TEN If no Is there a better time to reach them? Hello, I am trying to reach < SH Full Name >. Is he/she available? If yes, confirm SH identityWho’s Calling? (prior t name > and I am calling on a recorded <Specific Morgan Stanley Fund Name>. My name is < First name, Last name > and I’m calling on a recorded line regarding the upcoming shareholder meeting for Morgan Stanley Funds. Is < SH Full Name > available? If a third party

Morgan Stanley Call Flow – Voting Campaigns

Investment held in a Custodial Account for a minor – Ask for Custodian:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Morgan Stanley Fund Name* > **you control as custodian for < *name of minor* >.**

TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.

CUSTODIAL Abbreviations	
C/F, CUST	Custodian: authorized
RI, RESP PERS	Responsible Individual (Cust): authorized
UGMA	Uniform Gifts to Minors Act
UTMA	Uniform Transfers to Minors Act
COVERDELL ESA	Coverdell Educational Savings Account

Ex:
JOHN Q SMITH CUST
JAMES R SMITH UGMA
123 MAIN ST.

Ex:
JANE BRANDING C/F
ELAINE JOHNSON (MINOR)
123 MAIN ST.

Investment held in a Trust w/ no FBO – Ask for Trustee:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Morgan Stanley Fund Name* > **held in the < *Trust Name* > for which you were listed as Trustee.**

TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is 'the Trust'

TRUST Abbreviations	
TTEE, TR	Trustee (TR is uncommon): authorized
TR, LIVT	Trust, Living Trust
REV, IRREV	Revocable, Irrevocable
UA DTD	Under the Agreement Dated

Ex:
LINDA Q SMITH TTEE
JOHN SMITH REV LIV TR
U/A DTD 7/21/2001
123 MAIN ST.

Authorization Procedures - Personal

3rd Party/ Contact States they Handle Proxy Voting

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on < Specific Morgan Stanley Fund Name >. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **relationship to the shareholder?**
The Board is recommending a vote < *recommendation* >. Would you like to vote along with the board?

Personal investment where SH is incapacitated or deceased OR Business Contact states they do NOT handle voting

Is there another person handling the investments? Are they available?

Clarifying Abstain

IF a shareholder states 'I will abstain' or simply 'I abstain', please ask: **"Just to clarify, are you casting an Abstain vote, or not voting at all?"**

Email Remails

IF a shareholder states they want to read about the proposals, offer to review the proposals. If sh still wants to review, ALWAYS offer an email first:
"The fastest and most cost effective way to get those materials to you is via email. Do you have a valid email address?"

Reminder: escalate to (or inform) a support person in the following situations:

- person asks for supervisor
- potential complaint
- sh wants same-day callback
- incomplete confirmation (C,S,Z)
- unsure if vote can be recorded
- agent misvote
- incomplete authorization procedures
- complex vote direction
- sh has difficult questions

Revised 10/31/16

Morgan Stanley Call Flow – Voting Campaigns

Alternative Call Flows – Business Investments

Investment held in a Company / Association / Club Name (no contact):

My name is < *First Name, Last name* > and I am calling on a recorded regarding the investment in < *Specific Morgan Stanley Fund Name* > **registered to < *Company Name* >.**
I am trying to reach the person that handles proxy voting.

Ex:
VFW POST 2454
123 MAIN ST.

Ex:
BOB'S BUILDERS CONSTRUCTION
123 MAIN ST.

Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Morgan Stanley Fund Name* > **registered to < *Company Name* > < *401 K / Pension Plan* > for which you are listed as < *Trustee / Contact Person* >.**
I am trying to reach the person that handles proxy voting.

Ex:
ADVANCED ORTHODICS PFT SH PLN
ANDREW ADAMS TTEE
123 MAIN ST.

Ex:
S & W DIAMONDS AND GOLD LLC
401K PLAN
ATTN: JANE JONES
123 MAIN ST.

Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):

My Name is < *First Name, Last name* > and I am calling on a recorded line, regarding the investment in < *Specific Morgan Stanley Fund Name* > the registration reads < *Review Registration* >, is this something that you hold as a personal investment or something you handle for the business?

Ex:
STAR YOGA
DEBRA ALLEN
123 MAIN ST.

Investment Registration includes C/O (denotes mailing address) – Ask for C/O:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Morgan Stanley Fund Name* > **registered to < *Company Name / SH Full Name* >. Materials were sent to < *C/O Name* > at < *Registration Street Address* >.**
I am trying to reach the person that handles the proxy voting for this investment.

Business Ex:
COLORADO RANCH
C/O CHRISTOPHER WILLIS
123 MAIN ST.

Personal Ex:
ANNE LITTLE
C/O BETTY TEMPLE
123 MAIN ST.

For ALL Business Investments, we must ask:

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on the < *Specific Morgan Stanley Fund Name* >. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **position with the < Company / Club >**?
The Board is recommending a vote < *recommendation* >. Would you like to vote along with the board?

Common Abbreviations for Investment Companies found in Registration	
ATC	Ameriprise
FCC	First Clearing LLC
FMT	First Mortgage Trust
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Inc. or "Merrill Lynch"
NFS/FMTC	Nat'l Fin. Services/Fidelity Mgmt. Trust Co. or "Fidelity"
NM	Northwest Mutual
WFA	Wells Fargo Advisors
WFBNA	Wells Fargo Bank N.A.

Revised 10/31/16

NCU Proxy Rebuttals to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time. GCP and CFS Rebuttals – Voting Campaigns p. 1 of 2 SH states …… Response are you calling me? < Fund / Company Name > has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven’t received it back. <The Fund / The Company > would like to hear from all shareholders on this matter and we are calling to offer you the convenience of voting over the phone. Would you like to vote along with the Board’s recommendations? I’m/ Iote / I don’t have enough shares. Every vote is important and helps bring the < the fund / the company > a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. Would you like to vote along with the Board’s recommendations? Ito vote. Management is recommending shareholders vote < Vote Recommended >. I’d be happy to go over the proposals and answer any questions you may have. Mytakes care of this. I understand. Are you authorizing your < husband / wife / spouse > to vote on your behalf? (If yes): Are they available to speak with me? (If spouse is unavailable): Your vote is very important to the fund, as your wife/husband is unavailable, I would be more than happy (If spouse is not authorized): Your vote is very important to the fund. As I am only able to take a vote from an authorized party, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time. Mytakes care of this. I understand that your Broker may help you choose your investments, however certain proposal(s) for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal(s) quickly for you now if you wish. Iright now. I understand, however your vote is very important and voting now will only take a brief moment of your time. Management would like to hear from all shareholders on this matter and they have asked us to call to offer you the convenience of voting over the phone. Would you like to vote along with the Board’s recommendations? I’ll/ I’ll vote via mail, online, etc. I understand. < The Fund / The Company > has asked us to call to offer you the convenience of voting over the phone which makes the voting process much easier and faster. I would be happy to record your vote for you now and send you a printed confirmation that your vote has been recorded. Would you like to vote along with the Board’s recommendations? vote later don’t have time broker spouse don’t know how not interested don’t want to v Why

GCP and CFS Rebuttals – Voting Campaigns p. 2 of 2 I/ I no longer own those shares. I understand. However you were a shareholder as of the record date and therefore you are the only person who can vote those shares. As a courtesy to the remaining shareholders, would you like to vote along with the Board’s recommendations? I’vea ore. This has become a standard in the industry and < if applicable > the proxy statement mentions that if your vote is not received you may receive a call offering you the convenience of voting by telephone. The Board is recommending shareholders vote < Vote Recommended >. Would you like to vote along with the Board’s recommendations? e Board’s recommendation? Unfortunately, I do not have that information. We are just calling because not enough votes have been received to hold the meeting so we are calling to offer the convenience of voting over the phone. Would you like to vote along with the Board’s recommendations? How manydo you? Unfortunately, I do not have that information. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would like to vote along with the recommendations of your Board? I don't accept these types of calls / Me / Add Me to Your DNC List. I understand how you feel about unwanted calls and will add you to our internal Do Not Call list. However, I did want to let you know that this call is regarding your current investment in < Fund Family / Company > and we are simply calling to advise you of the shareholder meeting and are asking if you would like to register your vote. I. NO votes recorded in Proxy: Thank you for voting. Our records indicate that your vote has not yet been updated in our system. I can record your vote for you now and send you a printed confirmation that your vote has been recorded. How would you like me to record your vote? SOME BUT NOT ALL investments are voted: - Ask for the vote on the investments that are NOT voted using the call flow. - Disposition the investments that are not voted as appropriate to the call. - Do NOT disposition the investments that are already voted. already voted Do Not Call votes still need Is there strong opposition to th never received call like this bef sold my shares

MORGAN STANLEY VOTING CAMPAIGN - INBOUND CALL FLOW

Thank you for calling, my name is < *first name, last name* >. How may I help you?

IF the shareholder has an initial inquiry,(i.e reason for the call, question regarding proposals, etc..) respond briefly to the inquiry and transition into retrieving their information in Proxy 01.
DO NOT put SH on hold while searching.

< if calling in to Generic CP # (no specific LCD) > **I would be happy to assist you. May I please have the name of the Company you are calling regarding?**
If instructed: **Do you have a reference number from the letter you received?**
If no letter: **May I please have your phone number so I can locate your information?**
Use additional Search methods if sh cannot be found

ONCE FOUND:
Who am I speaking to? *If a personal investment with a different name was pulled up, reconfirm search methods. Once confirmed, if not the shareholder or if it is a business record, ask if authorized to vote on the investment.*
Is the mailing address still < *Shareholder Street Address* >?
Is there a current phone number we can update for you in our system?
This is regarding the investment in the < *Specific Fund Name* >.
****Remember to use alternate intro if investment is in a Trust, Custodial, Association or Club, Company name or 401K or pension plan.*

Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote.
Would you like to vote along with the recommendations of the board?

YES

If Households for same SH:
I see you have additional investments with Morgan Stanley. *Would* you like to vote the same way on those investments?

YES

CFS REGISTERED SHAREHOLDERS & CORPORATE:

I am recording your < > vote on your *Morgan Stanley* investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

CFS BENEFICIAL ONLY:

I am recording your < > vote on your *Morgan Stanley* investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

When you receive it please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.

Thank you for your time and your vote. Have a good day/evening!

NO

Use Appropriate Rebuttal

Would you like to vote along with the recommendations of the board?

Shareholder Agrees to Vote

Shareholder Declines to vote

Thank you for your time. Have a good day/evening!